EXHIBIT 99.1

PACCAR INC LONG TERM INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

THIS AGREEMENT (the “Agreement”), entered into as of January 20, 2005, between PACCAR Inc, a Delaware corporation (the “Company”), and «First». «Middle». «Last» (the “Optionee”).

WHEREAS, The Company’s Board of Directors has established the PACCAR Inc Long Term Incentive Plan (the “Plan”) in order to provide selected employees of the Company and its subsidiaries with an opportunity to acquire shares of common stock, par value $1 per share, of the Company (the “Common Shares”); and

WHEREAS, the committee of the Board of Directors charged with administering the Plan (the “Committee”) has determined that it would be in the best interests of the Company and its stockholders to grant the Nonstatutory Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1.                                       GRANT OF OPTION.

(a)                                  Option.  On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase «Number_Shares» («Number_Shares») Common Shares for the sum of «Exercise Price», per Common Share (the “Exercise Price”), which is agreed to be the closing price of a Common Share on the day of grant, January 20, 2005.  This option is not intended to be an Incentive Stock Option described in Section 422(b) of the Internal Revenue Code of 1986, as amended.

(b)                                 Plan.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received, read and understood.  The provisions of the Plan are incorporated into this Agreement by this reference.

2.                                       NO TRANSFER OR ASSIGNMENT OF OPTION

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

3.                                       RIGHT TO EXERCISE.

Subject to the conditions stated herein, this option shall become exercisable on January 1, 2008.

4.                                       EXERCISE PROCEDURES.

(a)                                  Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 11(d).  The notice shall specify the election to exercise this option and the number of Common Shares for which it is being exercised.  The notice shall be signed by the person or persons exercising this option.  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form described in Section 5 for the Exercise Price for each Common Share to be purchased on the exercise of this option.

(b)                                 Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Common Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).  The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

5.                                       PAYMENT FOR COMMON SHARES.

The Exercise Price for each Common Share to be purchased on the exercise of this option shall be paid in lawful money of the United States of America or in one or more of the forms described in Article 6 of the Plan.

6.                                       TERMINATION OF OPTION.

Except as otherwise stated herein, the option granted hereunder may be exercised until the earliest to occur of the following dates to the extent so specified:

(a)                                  In the event the Optionee’s employment is terminated by the Company for Cause, the option to the extent not yet exercised shall be immediately terminated and forfeited. “Cause” means (i) an act of embezzlement, fraud or theft, (ii) the deliberate disregard of the rules of the Company or a Subsidiary, (iii) any unauthorized disclosure of any of the secrets or confidential information of the Company or a Subsidiary, (iv) any conduct which constitutes unfair competition with the Company or a Subsidiary or (v) inducing any customers of the Company or a Subsidiary to breach any contracts with the Company or a Subsidiary.

(b)                                 In the event the Optionee’s employment is terminated by the Optionee’s resignation or by termination by the Company without Cause as defined above, the option to the extent not yet exercised may be exercised for a period of one month after the date of such termination, but only to the extent that the option is otherwise exercisable under the terms of the Plan on the date of such termination unless the Committee in its sole discretion determines that a shorter time frame is appropriate.  Stock options which are not exercisable on the date of such termination will be forfeited.

(c)                                  In the event the Optionee’s employment is terminated before age 65 by reason of retirement on or after the date that the Optionee becomes eligible for an Early Retirement Pension under the terms of a Company sponsored retirement plan, the option to the extent not yet exercised may be exercised for a period of twelve months after the date of such early retirement, but only to the extent that the option is otherwise exercisable under the Plan on the date of such termination.  Stock options not exercisable on the date of Early Retirement will be forfeited as of the date of Early Retirement.

(d)                                 In the event the Optionee’s employment is terminated by reason of death or disability, stock options which are exercisable on the date of termination may be exercised by the participant (or in the case of death, by the participant’s personal representative or beneficiary), at any time within twelve months after the date of such termination, but only to the extent such awards are otherwise exercisable under the terms of the Plan.  Stock options which are not exercisable on the date of such termination will be forfeited.

(e)                                  In the event of loss of eligibility due to demotion, stock options and SARs which are exercisable on the date of loss of eligibility may be exercised by the participant at any time within three months after date of loss of eligibility.  Stock options and SARs which are not exercisable as of the date of loss of eligibility will be forfeited.

(f)                                    January 20, 2015.

7.                                       LEGALITY OF INITIAL ISSUANCE.

No Common Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)                                  It and the Optionee have taken any actions required to register the Common Shares under the Securities Act of 1933, as amended (the “Securities Act”) or to perfect an exemption from the registration requirements thereof;

(b)                                 Any applicable listing requirement of any stock exchange on which Common Shares are listed has been satisfied; and

(c)                                  Any other applicable provision of state or federal law has been satisfied.

8.                                       NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Common Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Common Shares under this Agreement to comply with any law.

9.                                       RESTRICTIONS ON TRANSFER OF SHARES.

(a)                                  Restrictions.  Regardless of whether the offering and sale of Common Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Common Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law or with restrictions imposed by the Company’s underwriters.

(b)                                 Investment Intent at Exercise.  In the event that the sale of Common Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Common Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(c)                                  Legend.  In the event that certificates evidencing Common Shares are acquired under this Agreement in an unregistered transaction, they shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(d)                                 Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Common Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Common Shares but lacking such legend.

(e)                                  Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.

10.                                 SHARES AND ADJUSTMENTS.

(a)                                  General.  In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of Common Shares covered by this option or (ii) the Exercise Price.

(b)                                 Reorganizations.  In the event that the Company is a party to a merger or other reorganization, this option shall be subject to the agreement of merger or reorganization.  Such agreement may provide, without limitation, for (i) the assumption of this option by the surviving corporation or its parent, (ii) its continuation by the Company, if the Company is a surviving corporation, (iii) the acceleration of its exercisability or (iv) payment of a cash settlement equal to the difference between the amount to be paid for one Common Share under such agreement and the Exercise Price.

(c)                                  Reservation of Rights.  Except as provided in this Section 10, the Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class.  Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Common Shares subject to this option.  The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.                                 MISCELLANEOUS PROVISIONS.

(a)                                  Withholding Taxes.  In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  Share withholding shall be available to the extent provided in Section 14.2 of the Plan.

(b)                                 Rights as a Stockholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Common Shares subject to this option until such Common Shares have been issued in the name of the Optionee or the Optionee’s representative.

(c)                                  No Employment Rights.  Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an employee.  The Company reserves the right to terminate the Optionee’s service at any time, with or without cause (subject to any employment agreement between the Optionee and the Company).

(d)                                 Notice.  Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party’s signature on this Agreement, or at such other address as such party may designate to the other party to this Agreement.

(e)                                  Entire Agreement.  This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.

(f)                                    Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington, as such laws are applied to contracts entered into and performed in such State.

(g)                                 Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation.  By entering into this Agreement and accepting the grant of an option evidenced hereby, Optionee acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Optionee’s participation in the Plan is voluntary; (v) that the value of the option is an extraordinary item of compensation which is outside the scope of the Optionee’s employment contract, if any; (vi) that the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination of employment for any reason except as may otherwise be explicitly provided in this agreement; (viii) that the future value of the underlying shares is unknown and cannot be predicted with certainty; and (ix) that if the underlying shares do not increase in value, the option will have no value.

(h)                                 Employee Data Privacy.  By entering into this Agreement, the Optionee: (i) authorizes the Company and the employer entity, and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

I agree to the terms and conditions of this stock option agreement and acknowledge receipt of the following plan document(s) provided to me:

☐                          Administrative Guidelines

OPTIONEE SIGNATURE:	PACCAR Inc:

By:
«First». «Middle». «Last»	Executive Director Human Resources

Company’s Address:
Date:
777 - 106th Avenue N.E.
P.O. Box 1518
Optionee’s Address:	Bellevue, WA 98009